Exhibit 10.23
SECOND AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is dated as of January 12, 2011, and is made by and among SPARTECH CORPORATION, a Delaware corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”).
WITNESSETH:
     WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of June 9, 2010, as amended by a First Amendment thereto dated as of July 2, 2010 (collectively, the “Credit Agreement”), by and among the Borrower, the Guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”), and the Administrative Agent; and
     WHEREAS, the Borrower and the Guarantors have requested the Lenders to amend the financial covenants applicable to the Loan Parties and modify certain definitions used in the calculation of the Fixed Charge Coverage Ratio applicable to the Loan Parties, and the Lenders have agreed to such amendments and modifications, subject to the terms hereof.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions. Capitalized terms used in this Amendment unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     2. Amendments to Credit Agreement.
     (a) The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:
          “Permitted Acquisition means an Acquisition (a) which is non-hostile, (b) which occurs when no Potential Default or Event of Default exists or will result therefrom, (c) after giving effect to which, (i) the Leverage Ratio determined on a Pro Forma Basis as of the date of such Acquisition is not greater than the lesser of (x) 3.00 to 1.00, or (y) the Leverage Ratio requirement at the time of such Acquisition (as set forth in Section 8.2.8), and (ii) no Potential Default or Event of Default will exist, including as a result of any breach of any financial covenant set forth in this Agreement (in each case determined as of the date of such Acquisition on a Pro Forma Basis, and (d) after giving effect to all consideration paid and costs and expenses incurred in connection with such Acquisition, the Borrower has the ability to borrow at least an additional $25,000,000 of Revolving Credit Loans.”
     (b) The following new definition is hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:
          “Testing Date has the meaning specified in Section 8.2.18(b).”
     (c) Subsections (e) and (f) Section 8.2.4 [Loans and Investments] of the Credit Agreement are hereby amended and restated as follows:
          “(e) advances, loans, extensions of credit or investments in the ordinary course of business which either existed on January 3, 2011 or are entered into after the end of the 2011 fiscal year of the Borrower; provided that the aggregate amount of all such investments shall not exceed $15,000,000;
          (f) investments incurred in order to consummate Permitted Acquisitions which were either effected prior to January 3, 2011 or are entered into after the end of the 2011 fiscal year of the Borrower;”
     (d) Section 8.2.8 of the Credit Agreement is hereby amended and restated as follows:
“8.2.8 Leverage Ratio. Permit the Leverage Ratio to exceed the following amounts during the following periods, which Leverage Ratio shall be calculated in the Compliance Certificates delivered pursuant to Section 8.3.3:

Fiscal Quarter(s)	Maximum Leverage Ratio
January 12, 2011 through end of the first fiscal quarter of the Borrower’s 2011 fiscal year	4.25 to 1.00

second fiscal quarter of the Borrower’s 2011 fiscal year	4.50 to 1.00

third fiscal quarter of the Borrower’s 2011 fiscal year	3.75 to 1.00

fourth fiscal quarter of the Borrower’s 2011 fiscal year	3.50 to 1.00

first fiscal quarter of the Borrower’s 2012 fiscal year through the third fiscal quarter of the Borrower’s 2012 fiscal year	3.25 to 1.00

fourth fiscal quarter of the Borrower’s 2012 fiscal year through the third fiscal quarter of the Borrower’s 2013 fiscal year	3.00 to 1.00

fourth fiscal quarter of the Borrower’s 2013 fiscal year and thereafter	2.75 to 1.00”
     (e) Section 8.2.13 of the Credit Agreement is hereby amended and restated as follows:

“8.2.13 Restricted Payments. Declare or make any Restricted Payment except that (a) any Subsidiary may declare and pay Dividends to (i) the Borrower, (ii) a Guarantor, and (iii) the parent of such Guarantor; and (b) the Borrower may declare and pay Dividends and Stock Redemptions made after the end of the Borrower’s 2011 fiscal year, provided that (i) no Potential Default or Event of Default exists or would result therefrom, (ii) the Fixed Charge Coverage Ratio determined on a Pro Forma Basis as of the date of such Restricted Payment is not less than (x) 2.25 to 1.00 from the first fiscal quarter of the Borrower’s fiscal year 2012 through the third fiscal quarter of the Borrower’s fiscal year 2012, and (y) 1.40 to 1.00 if such date is after the third fiscal quarter of the Borrower’s fiscal year 2012, and (iii) the Leverage Ratio determined on a Pro Forma Basis as of the date of such Restricted Payment is not greater than the lesser of (x) 3.00 to 1.00, or (y) the Leverage Ratio requirement at the time of such Restricted Payment (as set forth in Section 8.2.8).”
     (f) Section 8.2.18 of the Credit Agreement is hereby amended and restated as follows:
“8.2.18 Capital Expenditures.
     (a) Permit Capital Expenditures of the Borrower and its Subsidiaries unless the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis as of the date of such Capital Expenditure, is not less than (i) 2.25 to 1.00 if such date is before the last day of the fourth fiscal quarter of fiscal year 2012, or (ii) 1.40 to 1.00 if such date is on or after the last day of the fourth fiscal quarter of fiscal year 2012.
     (b) Notwithstanding the provisions of Section 8.2.18(a), as of the end of any fiscal quarter (as used in this Section 8.2.18, each, a “Testing Date”), the Loan Parties shall not allow the aggregate amount of Capital Expenditures for the preceding period of three (3) consecutive fiscal quarters, plus the amount of Capital Expenditures for the immediately following fiscal quarter, to exceed $30,000,000 unless the Leverage Ratio as of such Testing Date shall be less than 3.00 to 1.00. Solely for purposes of this Section 8.2.18(b), the aggregate amount of Capital Expenditures for each fiscal quarter of the Borrower in fiscal year 2010 shall be deemed to be $5,400,000.”
     (g) The following new Section 8.3.5 is hereby inserted in the Credit Agreement immediately following Section 8.3.4:
“8.3.5 Capital Expenditure Reporting. Within thirty (30) days after the end of each fiscal quarter of the Borrower, a detailed report on the Capital Expenditures of the Borrower and its Subsidiaries made during such prior fiscal quarter, together with a budget for Capital Expenditures projected for the current fiscal quarter, together with management’s commentary and analysis of each project undertaken during such prior fiscal quarter.”
     3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the first date when the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent (the “Effective Date”):

     (a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received (i) from the Borrower, the Guarantors and the Required Lenders an executed counterpart original of this Amendment; and (ii) all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions as may be reasonably requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.
     (b) Each Loan Party shall have delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:
     (i) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;
     (ii) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
     (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the date of this Amendment certified by the appropriate state official where such documents are filed in a state office (or, in the event that no change has been made to such organizational documents previously delivered to the Administrative Agent since June 9, 2010, so certified by the Secretary or Assistant Secretary of such Loan Party).
     (c) The Noteholders under the Note Purchase Agreement for the Borrower’s 6.58% Senior Notes due 2016 shall have executed and delivered an amendment to the Note Purchase Agreement between such Noteholders and the Borrower pursuant to which the financial covenants and related definitions in such Note Purchase Agreement are amended to be consistent with the corresponding definitions and financial covenant ratios and levels set forth in this Amendment. In the event that the fees paid to such Noteholders at closing in connection with the Third Amendment to the Note Purchase Agreement of even date herewith as a percentage of the principal amount outstanding by the Borrower to such Noteholders is greater than the fees paid the Lenders in connection with this Amendment as a percentage of the Lenders’ Revolving Credit Commitments, then the fees to be paid to the Lenders shall be increased such that the percentage amount of fees paid to the Lenders is equal to the percentage amount of fees paid to the Noteholders. The Lenders hereby consent to the payment of such fees to the Noteholders and agree that the payment of such fees shall not constitute a violation of Section 8.2.19(a) of the Credit Agreement. To the extent that the Noteholders and the Loan Parties modify the Note Purchase Agreement to incorporate the restrictions on permitted investments, Permitted Acquisitions, Dividends and Stock Redemptions as set forth in this Amendment, the Lenders consent to such modifications notwithstanding Section 2.8(e) of the Intercreditor Agreement,

subject to the agreement of the Noteholders to consent to the corresponding modifications set forth in this Amendment.
     (d) Officer’s Certifications. By execution and delivery of this Amendment to the Administrative Agent, each of the Loan Parties certifies that, as of the date hereof, after giving effect to this Amendment: (i) the representations and warranties of each of the Loan Parties contained in Section 6 of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such dates (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), and (ii) no Event of Default or Potential Default has occurred and is continuing or exists.
     (e) Compliance. Each Loan Party represents and warrants that no default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment.
     (f) Payment of Fees. The Borrower shall have paid or caused to be paid to the Administrative Agent for itself and for the account of the Lenders all fees accrued through the Effective Date and the date hereof to the extent not previously paid, and the Borrower unconditionally agrees to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
     4. Miscellaneous.
     (a) Force and Effect. The Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect. No novation to any Loan Document is intended or shall occur by or as a result of this Amendment.
     (b) Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., “pdf”) transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party; provided, however that any Person making delivery by telecopy or electronic portable document format shall promptly deliver an executed original of the same to the Administrative Agent.

     (d) Construction. From and after the Effective Date, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended hereby.
[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

SPARTECH CORPORATION
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
ATLAS ALCHEM PLASTICS, INC.
ALCHEM PLASTICS CORPORATION
ALCHEM PLASTICS, INC.
SPARTECH PLASTICS, LLC
By: Spartech Corporation, its sole member
POLYMER EXTRUDED PRODUCTS, INC.
SPARTECH POLYCAST, INC.
SPARTECH TOWNSEND, INC.
SPARTECH POLYCOM, INC.
FRANKLIN-BURLINGTON PLASTICS, INC.
SPARTECH CMD, LLC
By: Spartech Plastics LLC, its managing member
SPARTECH FCD, LLC
By: Polymer Extruded Products, Inc., its managing
member
SPARTECH SPD, LLC
By: Spartech Plastics, LLC, its managing member
SPARTECH MEXICO HOLDING COMPANY
SPARTECH MEXICO HOLDING COMPANY TWO
SPARTECH MEXICO HOLDINGS, LLC
By: Spartech Mexico Holding Company, its sole member
CREATIVE FORMING, INC.
PEPAC HOLDINGS, INC.
SPARTECH RESEARCH AND DEVELOPMENT, LLC
By: Spartech Corporation, its sole member
SPARTECH FRANCE HOLDINGS, L.P.
By: Spartech Polycom, Inc., its General Partner

By:
Randy C. Martin
Vice President for all of the above

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, Individually and as Administrative Agent
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK
By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.
By:
Name:
Title: